UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2018

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

National CineMedia, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6300 S. Syracuse Way, Suite 300
Centennial, Colorado 80111
(Address of principal executive offices, including zip code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 20, 2018, National CineMedia, Inc. (the “Company”) entered into an amended and restated employment agreement with Katherine L. Scherping, the Company's Chief Financial Officer (the “Employment Agreement”), the material terms of which are summarized below. The Employment Agreement is effective as of January 1, 2019 and amends and restates the previous employment agreement between the Company and Ms. Scherping, dated August 11, 2016.

Salary. Ms. Scherping’s annual salary will be $458,000.

Ongoing Incentive Compensation. Ms. Scherping will participate in the Company’s incentives program including:

•Annual Incentive Compensation. Ms. Scherping’s annual cash bonus will be a minimum target of 75% of her salary earned as Chief Financial Officer during the applicable period (the “Target Bonus”).

•Long-Term Incentive Compensation. Ms. Scherping will have the opportunity to receive annual incentive awards based on the achievement of certain goals as determined by the Compensation Committee of the Company’s board of directors in such amounts and pursuant to such terms as determined by the Company’s board of directors in its discretion.

Term; Termination of Employment. The Employment Agreement has a term ending on December 31, 2019. If Ms. Scherping’s employment is involuntarily terminated by the Company, she will be entitled to the payments described under "Employment Agreements—Katherine L. Scherping" and "Potential Payments upon Termination or Change in Control" in the Company's definitive proxy statement filed on June 11, 2018.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement December 20, 2018, between the Company and Katherine L. Scherping

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of National CineMedia, Inc. and National CineMedia, LLC. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: December 21, 2018	By:	/s/ Sarah Kinnick Hilty
Sarah Kinnick Hilty
Executive Vice President, General Counsel and Secretary

NATIONAL CINEMEDIA, LLC
By: National CineMedia, Inc., its manager

Dated: December 21, 2018	By:	/s/ Sarah Kinnick Hilty
Sarah Kinnick Hilty
Executive Vice President, General Counsel and Secretary